SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                      Banc of America Funding Corporation

                                  (Depositor)

Delaware                      333-38154-02                  54-2083953
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                      Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates
                                 Series 2002-2

On November 25, 2003, The Bank of New York, as Trustee for Mortgage Pass-Through Certificates made a monthly distribution of principal and/or interest to the Holders of the Series 2002-2. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 2002 by and among Banc of America Funding Corporation as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2002-2 relating to the Distribution Date of November 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2002-2 relating to the Distribution Date of November 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                                 Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1          4,417,061.92    6.000000%     2,438,457.23     22,085.31    2,460,542.54       0.00       0.00
                        A2         77,661,269.75    6.000000%        25,543.65    388,306.35      413,850.00       0.00       0.00
                        A3          5,108,730.25    6.000000%             0.00          0.00            0.00       0.00       0.00
                        A4         14,675,000.00    6.000000%             0.00     73,375.00       73,375.00       0.00       0.00
                        A5            325,000.00    6.000000%             0.00      1,625.00        1,625.00       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
                        AIO        94,843,613.58    0.443051%             0.00     35,017.13       35,017.13       0.00       0.00
                        APO           210,066.40    0.000000%         3,726.90          0.00        3,726.90       0.00       0.00
                        SES       109,819,548.05    0.200000%             0.00     18,303.26       18,303.26       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,414,026.86    6.000000%         3,529.44     17,070.13       20,599.57       0.00       0.00
                        B2          1,559,115.14    6.000000%         1,611.82      7,795.58        9,407.40       0.00       0.00
                        B3            964,554.10    6.000000%           997.16      4,822.77        5,819.93       0.00       0.00
                        B4            519,375.28    6.000000%           536.93      2,596.88        3,133.81       0.00       0.00
                        B5            445,178.81    6.000000%           460.23      2,225.89        2,686.12       0.00       0.00
                        B6            520,169.64    6.000000%           537.67      2,600.85        3,138.52       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        109,819,548.15     -            2,475,401.04    575,824.15    3,051,225.18     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1          1,978,604.69              0.00
                                A2         77,635,726.10              0.00
                                A3          5,134,273.90              0.00
                                A4         14,675,000.00              0.00
                                A5            325,000.00              0.00
Residual                        AR                  0.00              0.00
                                AIO        92,694,686.03              0.00
                                APO           206,339.50              0.00
                                SES       107,369,690.58              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,410,497.42              0.00
                                B2          1,557,503.31              0.00
                                B3            963,556.94              0.00
                                B4            518,838.35              0.00
                                B5            444,718.59              0.00
                                B6            519,631.97              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        107,369,690.76     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                                 Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1      4,417,061.92     6.000000% 05946XBF9    54.745122      0.495831     44.421101
                           A2     77,661,269.75     6.000000% 05946XBG7     0.327760      4.982502    996.172737
                           A3      5,108,730.25     6.000000% 05946XBH5     0.000000      0.000000  1,061.677812
                           A4     14,675,000.00     6.000000% 05946XBJ1     0.000000      5.000000  1,000.000000
                           A5        325,000.00     6.000000% 05946XBK8     0.000000      5.000000  1,000.000000
Residual                   AR              0.00     6.000000% 05946XBL6     0.000000      0.000000      0.000000
                           AIO    94,843,613.58     0.443051% 05946XBM4     0.000000      0.264117    699.150605
                           APO       210,066.40     0.000000% 05946XBN2    16.165620      0.000000    895.008997
                           SES   109,819,548.05     0.200000% BAMFUNDS      0.000000      0.121985    715.581128
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,414,026.86     6.000000% 05946XBP7     1.022730      4.946431    988.263524
                           B2      1,559,115.14     6.000000% 05946XBQ5     1.022730      4.946431    988.263524
                           B3        964,554.10     6.000000% 05946XBR3     1.022730      4.946431    988.263524
                           B4        519,375.28     6.000000% 05946XBS1     1.022730      4.946431    988.263524
                           B5        445,178.81     6.000000% 05946XBT9     1.022730      4.946431    988.263524
                           B6        520,169.64     6.000000% 05946XBU6     1.022570      4.946432    988.263864
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     109,819,548.15       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                                 Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       107,369,690.58   107,369,690.58
Loan count                    715              715
Avg loan rate           6.626156%             6.63
Prepay amount        2,336,284.61     2,336,284.61

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        20,382.21        20,382.21
Sub servicer fees            0.00             0.00
Trustee fees               457.58           457.58


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.247773%           100.000000%            102,397,128.32
   -----------------------------------------------------------------------------
   Junior            6.752227%             0.000000%              7,414,746.57
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                   941,009.58
60 to 89 days                           3                 1,009,778.34
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 9                 1,950,787.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,051,225.18          3,051,225.18
Principal remittance amount            2,475,401.04          2,475,401.04
Interest remittance amount               575,824.15            575,824.15